UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2018
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
510 Lake Cook Road, Suite 100, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)
Registrant’s telephone number, including area code: (224) 551-4000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2018, Robert B. Charter provided notice of his decision to retire as Group President, Customer & Dealer Support of Caterpillar Inc. (the "Company"), effective June 1, 2018.

In connection with Mr. Charter’s retirement, the Company has entered into a Retention and Retirement Agreement with Mr. Charter (the “Agreement”), dated April 6, 2018. Pursuant to the terms of the Agreement:

•	Mr. Charter will receive a cash payment of $2,967,125 payable as soon as practicable after his retirement.

•
Mr. Charter’s outstanding equity awards will be treated in accordance with their terms, except that the performance-based restricted stock unit award granted to Mr. Charter in 2017 will remain outstanding following Mr. Charter’s retirement. Pursuant to their terms, the equity awards made to Mr. Charter in March 2018 will be forfeited in their entirety and provide no value to Mr. Charter.

•
The Company has agreed to waive the application of the provision of its relocation policy that would otherwise require Mr. Charter to reimburse the Company for relocation allowances and benefits provided by the Company to Mr. Charter in connection with his relocation to Deerfield, Illinois.

The Agreement also contains various covenants, including restrictive covenants relating to non-competition, non-solicitation, non-disparagement, confidentiality and cooperation.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

The Company issued a press release in connection with Mr. Charter’s retirement, which press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibit:
10.1 Retention and Retirement Agreement, dated April 6, 2018.
99.1 Press Release, dated April 9, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

Dated: April 9, 2018	By:	/s/ Suzette M. Long
Suzette M. Long General Counsel & Corporate Secretary